EXHIBIT 4.1

Specimen Stock Certificate of Coronation Acquisition Corp.

NUMBER		SHARES
0	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	SPECIMEN

CORONATION ACQUISTION CORP.
See Reverse for Certain Definitions
TOTAL AUTHORIZED ISSUE
100,000,000 SHARES PAR VALUE $0.001 EACH
COMMON STOCK

This is to Certify that SPECIMEN

____________________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the
Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated XXX
/s/ Harry Miller ______________________ Harry Miller, Secretary	"SEAL"	/s/ Harry Miller _______________ Harry Miller, President

BACK OF SHARE CERTIFICATE
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:
TEN COM	- as tenants in common	UNIF GIF MIN ACT	______Custodian______
(Cust) (Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gift for Minors
Act __________________
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	(State)
Additional Abbreviations may also be used though not in the above list
For value received ________ hereby sell, assign, and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________________Attorney to transfer the said Shares on the books of the within named Corporation and full power of substitution in the premises.
Dated___________________________ __________
In presence of ____________________________________ ________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.